2009
Financial Update
AGL Resources
2009 Analyst Meeting

Andrew W. Evans
Executive Vice President and
Chief Financial Officer

AGL Resources 2009 Analyst Meeting
2009
Forward-Looking Statements
 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can," "could," "estimate," "expect," "forecast," “future,” “goal,”
 "indicate," "intend," "may," “outlook,” "plan," "predict," "project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, including any changes related to climate change, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings, the credit ratings of our counterparties or competitors, or the continued disruption in the credit markets, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
 Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
 Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

AGL Resources 2009 Analyst Meeting
2009
Non-GAAP Measures
 Company management evaluates segment financial performance based on earnings before interest and taxes
 (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
 We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
 Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
 EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
 Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at www.aglresources.com under the Investor Relations section.

AGL Resources 2009 Analyst Meeting
2009
• Execute plan for long-term earnings and dividend growth
 – Successful execution of regulatory strategy
 – Deliver on current capital project commitments
 – Achieve consistent, modest growth in unregulated business units
 – Prudent capital investment, with a bias toward regulated projects
 – Continued aggressive focus on cost control
• Maintain ample liquidity and strong investment grade credit ratings
5-Year Financial Focus

STRONG FUNDAMENTALS

SUSTAINABLE FUTURE

$1.67
$1.84
$2.03
$2.30
$2.50
$2.73
$2.74
$2.85

AGL Resources 2009 Analyst Meeting
2009
2001 - 2008 Basic EPS CAGR = 7.9%
 2009 guidance of $2.65 to $2.75 per share
2001 2002 2003 2004 2005 2006 2007 2008
Note: 2009 EPS guidance is based on projected diluted
weighted average shares for 2009. 2001 basic EPS
above reflects earnings for calendar year 2001; the
company changed its fiscal year end from Sept. 30 to
Dec. 31 during that year.
Earnings Track Record

AGL Resources 2009 Analyst Meeting
2009
EBIT by Segment
$ millions
	2005	2006	2007	2008	2009P
Distribution Operations	$299	$310	$338	$329	$323 - 327
Retail Energy Operations(1)	$63	$63	$83	$57	$72 - 78
Wholesale Services	$49	$90	$34	$60	$42 - 48
Energy Investments	$19	$10	$15	$19	$9 - 11
Corporate	$(11)	$(9)	$(7)	$(1)	$(4) - (6)
Total	$419	$464	$463	$464	$442 - 458

Earnings Per Basic Share	$2.50	$2.73	$2.74	$2.85	$2.65 - $2.75
(1) Does not incorporate our adoption of SFAS 160, “Noncontrolling Interests in Consolidated Financial
 Statements,” on January 1, 2009, which excludes noncontrolling interest amounts of $22 million in
 2005, $23 million in 2006, $30 million in 2007, $20 million in 2008 and $23 - $29 million in 2009.
FY 2009 Earnings Guidance

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

EBIT Contribution by Business Segment
100%
80%
60%
40%
20%
0%
2005
2006
2007
2008
4%
11%
15%
70%
2%
19%
13%
66%
3%
7%
18%
72%
4%
13%
12%
71%
Distribution Operations
Retail Energy Operations
Wholesale Services
Energy Investments

AGL Resources 2009 Analyst Meeting
2009
Note: Corporate EBIT excluded from calculations. Excludes effects of SFAS 160.
Primarily Regulated Earnings Composition

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

$ millions
$2,600
$2,200
$1,800
$1,400
$1,000
$600
70%
66%
62%
58%
54%
50%
Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08
Debt
Equity (1)
Debt to Cap.

AGL Resources 2009 Analyst Meeting
2009
Strong Balance Sheet and Liquidity
(1) Excludes effects of SFAS 160, which moved noncontrolling interest amounts to equity on our consolidated balance sheet.

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

1200
1000
800
600
400
200
0
Jan.
Feb.
Mar.
Apr.
May
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Ending CP/Facility Balance - 2008
Ending CP/Facility Balance - 2007

AGL Resources 2009 Analyst Meeting
2009
Facility Limit
$ millions
We maintained significant liquidity even during periods of peak working capital requirements resulting from natural gas inventory builds
Peak inventory periods
Note: Facility Limit consists of $1.0 billion Credit Facility (expires
Aug. 2011), including the commercial paper (CP) program; $140 million 364-day revolver (expires Sept. 2009); and $75 million
SouthStar credit line.
Ample Capacity Under Current Credit Facilities

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
73
20
31
129
62
16
41
135
59
64
48
70
131
38
116
83
48
49
119
2006
2007
2008
Estimated 2009
Distribution/Base Business
Pipeline Replacement Program (Georgia)
Magnolia Project
Hampton Roads
Natural Gas Storage
Other

AGL Resources 2009 Analyst Meeting
2009
Capital Expenditures
$ millions
$5

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

$350
$300
$250
$200
$150
$100
$50
$-
$300
$15
$225
$200
$300
$22
$47
$46
$20
$39
$30
$54
$55
$40
$250
2009
2010
2011
2012
2013
2015
2016
2017
2021
2022
2024
2026
2027
2032
2033
2034
Senior Notes
Medium Term Notes
Gas Facility Revenue Bonds

AGL Resources 2009 Analyst Meeting
2009
$ millions
$30
No Mandatory Debt Maturities Until 2011

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

	S&P	Moody's	Fitch
Corporate rating	A-		
Commercial paper	A-2	P-2	F-2
Senior unsecured	BBB+	Baa1	A-
Ratings outlook	Stable	Stable	Stable

AGL Resources 2009 Analyst Meeting
2009
We have strong investment-grade credit ratings and stable outlooks from each of the rating agencies.
Strong Investment-Grade Credit Profile

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

Total Revenue %By Utility
Elkton Gas, 1%
Chattanooga Gas, 7%
Florida City Gas, 5%
Atlanta Gas Light, 35%
Elizabethtown Gas, 30%
Virginia Natural Gas, 22%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%

	Atlanta Gas Light	Virginia Natural Gas	Elizabethtown Gas	Florida City Gas	Chattanooga Gas	Elkton Gas		SouthStar Energy Services
2006	0.0%	0.4%	1.1%	1.0%	0.2%	0.8%		1.4%
2007	0.0%	0.7%	1.1%	0.8%	0.2%	0.8%		1.0%
2008	0.0%	0.9%	1.7%	1.3%	0.3%	0.9%		1.2%

2006 2007 2008

AGL Resources 2009 Analyst Meeting
2009
Exposure
mitigated at
Atlanta Gas
Light - our
largest
franchise*
Bad debt expense as percentage
of total revenues*
* Excludes bad debt expense related to damage billing.
 Including damage billing-related bad debt expense,
 Atlanta Gas Light bad debt levels would be 0.2%, 0.2%
 and 0.1% for 2006, 2007 and 2008, respectively.
Bad Debt Expense

STRONG FUNDAMENTALS
SUSTAINABLE FUTURE

Credit Exposure by Industry
Banking 2%
Chemical 1%
Mfg 4%
Other 1%
Oil & Gas 9%
Natural Gas Utility 23%
Natural Gas Pipelines 33%
Electric Utility & Diversified 27%

Credit Exposure Rating Tiers
BB+ & below 3%
AAA 11%
AA+ to AA- 9%
BBB- 13%
A+ to A- 39%
BBB+ to BBB 25%

AGL Resources 2009 Analyst Meeting
2009
Weighted average
portfolio credit rating of A-
As of February 28, 2009
Sequent maintains a diverse portfolio of customers and continues to focus on counterparty credit quality
Sequent Credit Exposure

AGL Resources 2009 Analyst Meeting
2009
• No contribution was required in 2008 or 2007
• $7 million minimum contribution required in 2009
• Expect to fund additional amounts to preserve current
 plan benefits in accordance with Pension Protection Act
 requirements
• 2009 earnings guidance reflects approximately $0.10 per
 share impact related to 2009 pension expense
Pension Funding Requirements

STRONG
FUNDAMENTALS
SUSTAINABLE
FUTURE

$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
2002
2003
2004
2005
2006
2007
2008
2009

AGL Resources 2009 Analyst Meeting
2009
Management and the Board of Directors have demonstrated a
commitment to dividend growth and established a strong track record of regular dividend increases
7-Year CAGR = 6.9%
Payout Ratio 59% 55% 50% 52% 54% 60% 59% 64%*
* Based on midpoint of 2009 earnings guidance range.
Dividends declared
Commitment to Dividend Growth

AGL Resources 2009 Analyst Meeting
2009
• Primarily regulated asset base provides stable earnings
 growth
• Non-regulated investments provide complementary upside
 potential
• Strong investment-grade balance sheet and stable cash
 flows
• Track record of delivering value
• Well-positioned for long-term growth
• Attractive dividend yield and payout ratio
• Low-risk investment in natural gas/energy space
Key Takeaways - Why Invest in AGL?